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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Genzyme Transgenics Corporation, hereby severally constitute and appoint Sandra N. Lehrman, John
B. Green and Lynnette C. Fallon, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments to the Registration Statement on Form S-3 to register 333,334 shares of Common Stock of Genzyme Transgenics Corporation (including any post-effective amendments thereto), and any related Rule 462(b) registration statement or amendment thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Witness our hands and common seal on the dates set forth below.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                      TITLE                                   DATE

/s/ Sandra Nusinoff Lehrman, M.D                President, Chief Executive Officer and            November 29, 2000
------------------------------------                           Director
 Sandra Nusinoff Lehrman, M.D                       (Principal Executive Officer)

/s/ John B. Green                                    Vice President, Chief Financial              November 29, 2000
------------------------------------                     Officer and Treasurer
John B. Green                                        (Principal Financial Officer
                                                  and Principal Accounting Officer)


/s/ Robert W. Baldridge                                        Director                           November 29, 2000
------------------------------------
Robert W. Baldridge

/s/ Henry E. Blair                                             Director                           November 29, 2000
------------------------------------
Henry E. Blair

/s/ Francis J. Bullock                                         Director                           November 29, 2000
------------------------------------
Francis J. Bullock

/s/ James A. Geraghty                                          Director                           November 29, 2000
------------------------------------
James A. Geraghty

/s/ Henri A. Termeer                                           Director                           November 29, 2000
------------------------------------
Henri A. Termeer

/s/ Alan W. Tuck                                               Director                           November 29, 2000
------------------------------------
Alan W. Tuck